UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2024
TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9 Federal Street
Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 770-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2024, TeraLease LLC (“TeraLease”), a subsidiary of TeraWulf Inc. (“TeraWulf” or the “Company”) entered into a supplemental agreement II (the “Supplemental Agreement II”) with Bitmain Technologies Delaware Limited (“Bitmain”). The Supplemental Agreement II supersedes and entirely replaces the prior Supplemental Agreement between TeraWulf and Bitmain, dated as of December 26, 2023, and supplements the July 14, 2023 Future Sales and Purchase Agreement between TeraLease and Bitmain (the “July Purchase Agreement”), pursuant to which TeraLease is entitled to receive 15,138 S19j XP miners (the “Miners”) from Bitmain, with an option to receive an additional 3,362 Miners if the Company meets its payment obligations under the July Purchase Agreement. The Supplemental Agreement II includes an updated payment and delivery schedule without changing the underlying Miner purchase price.

The description of the terms of the Supplemental Agreement II is qualified in its entirety by reference to the full and complete terms of the Supplemental Agreement II which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure under Item 1.01 is incorporated herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On January 12, 2024, Christopher Allen Jarvis and Amanda Fabiano were appointed to TeraWulf’s board of directors (the “Board”), effective immediately. The Board has affirmatively determined that both Ms. Fabiano and Mr. Jarvis are independent directors pursuant to the Nasdaq Stock Market’s governance listing standards and those rules and regulations issued pursuant to the Securities Exchange Act of 1934, as amended. There are no arrangements or understandings between Mr. Jarvis and any other person pursuant to which Mr. Jarvis was appointed as a director. Ms. Fabiano was appointed pursuant to that that certain fifth amendment of the Company’s loan, guaranty and security agreement, dated March 1, 2023. There are no transactions to which the Company is a party and in which Ms. Fabiano or Mr. Jarvis has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Neither Ms. Fabiano nor Mr. Jarvis have previously held any positions with the Company and they have no family relations with any directors or executive officers of the Company.

Christopher Allen Jarvis brings to TeraWulf’s Board vast cyber security experience and operational business acumen from his distinguished career supporting National Security, the U.S. Intelligence Community and the Department of Defense. He currently serves as a Senior Business Development Analyst at Lockheed Martin Corporation supporting the cybersecurity development and strategy execution for Navy communications initiatives, space-based ground architecture, and launch platforms. Prior to joining Lockheed Martin in 2019, Mr. Jarvis spent 34 years in the U.S. Intelligence Community. He was a member of the Senior Executive Service (SES) and held key leadership positions within the National Geospatial-Intelligence Agency (NGA). During his time with the NGA, Mr. Jarvis was the senior leader assigned to the U.S. Southern Command, the Federal Bureau of Investigation (FBI), and the Director of Expeditionary Operations. In each role, he was responsible for the worldwide deployments for personnel, technology and logistics. Mr. Jarvis holds a master’s degree from the Joint Military Intelligence College.

Amanda Fabiano established the bitcoin mining advisory firm, Fabiano Consulting, in 2023. Previously Ms. Fabiano was the founding member of cryptocurrency financial services firm Galaxy Digital Holding’s (TSX: GLXY) proprietary bitcoin mining business, where she spearheaded Galaxy’s acquisition of Helios from Argo Blockchain in December 2022. Prior to Galaxy, Ms. Fabiano served as Director of Bitcoin Mining at Fidelity Investments. Ms. Fabiano previously served on the boards of Compass Mining and Aspen Creek Digital Corporation and has had her work featured in various publications, such as CNBC, Forbes, Bloomberg, and CoinDesk.

In connection with the appointment of Ms. Fabiano and Mr. Jarvis to the Board, they will both participate in the Company’s non-employee director compensation program applicable to all non-employee directors, as the same may be amended from time to time.

Item 8.01. Other Events.
On January 12, 2024, the Company issued a press release regarding the appointment of Mr. Jarvis and Ms. Fabiano. The full text of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Supplemental Agreement II, dated as of January 8, 2024, by and between Bitmain Technologies Delaware Limited and TeraLease LLC.
99.1	Press Release, dated January 12, 2024.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf, RM 101 Inc. (f/k/a IKONICS Corporation) and/or the business combination; (12) potential differences between the unaudited results disclosed in this release and the Company’s final results when disclosed in its Annual Report on Form 10-K as a result of the completion of the Company’s final adjustments, annual audit by the Company’s independent registered public accounting firm, and other developments arising between now and the disclosure of the final results; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Stefanie C. Fleischmann
Name:	Stefanie C. Fleischmann
Title:	Chief Legal Officer & Corporate Secretary
Dated: January 12, 2024